EXHIBIT 99.1

Lakeland Bancorp Increases Earnings by 17%

OAK RIDGE, N.J., July 20, 2017 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $13.4 million for the three months ended June 30, 2017 compared to $10.1 million for the same period in 2016.  For the three months ended June 30, 2017, diluted earnings per share (“EPS”) of $0.28 increased 17% from $0.24 for the same period in 2016.  For the second quarter of 2017, return on average assets was 1.02%, return on average common equity was 9.49%, and return on average tangible common equity was 12.58%.

For the six months ended June 30, 2017, the Company reported net income of $25.7 million, a 41% increase over $18.2 million for the same period in 2016.  Over the same period, the Company reported EPS of $0.53 in 2017, an increase of 20% over $0.44 in 2016.  Year-to-date 2017, return on average assets was 1.00%, return on average common equity was 9.26%, and return on average tangible common equity was 12.31%.

Thomas Shara, Lakeland Bancorp’s President and CEO, commented on the quarterly results, “Our strong financial results were driven by the expansion of our net interest margin by 8 basis points for the quarter and 14 basis points year-to-date.  We continue to improve our financial performance with a return on assets over 1%, return on equity of 9.5%, return on tangible common equity of 12.6%, a reduction in our efficiency ratio below 53% and our non-performing assets to total assets ratio dropping to 33 basis points – the lowest in ten years.”

The following represents performance highlights and significant events for the second quarter of 2017:

  Net interest margin (“NIM”) was 3.41% compared to 3.33% in the prior quarter and 3.27% in the quarter ended December 31, 2016.  The NIM increase from the linked quarter was primarily due to loan yields increasing seven basis points partially offset by rising deposit costs.
  Total loans grew $79.6 million, or 2.0%, during the quarter to $4.05 billion.
  Noninterest bearing deposits increased $54.1 million during the quarter, or 5.8%, to $978.7 million.
  The efficiency ratio of 52.6% decreased from 56.4% in the prior quarter and 56.3% for the same period in 2016.
  Tangible book value per share increased to $9.05 at June 30, 2017, an annualized increase of 9.5% for the quarter.
  On July 19, 2017, the Company declared a cash dividend of $0.10 per share to be paid on August 15, 2017 to stockholders of record as of July 31, 2017.

Earnings
Net income for the second quarter of 2017 was $13.4 million, a 32% increase compared to $10.1 million for the same period in 2016.  After excluding merger related expenses incurred in the second quarter of 2016, this increase was 25%.

Year-to-date net income for 2017 was $25.7 million, a 41% increase compared to $18.2 million for the same period in 2016.  After excluding merger related expenses incurred in 2016, this increase was 29%.

Net Interest Income
Net interest income for the second quarter of 2017 was $41.4 million, compared to $35.1 million for the same period in 2016.  Year-to-date net interest income for 2017 was $80.7 million, as compared to $69.0 million for the same period in 2016.  Total interest income increased due to the organic growth of earning assets as well as the merger with Harmony Bank in July 2016 (the “merger”).  Total interest expense increased primarily due to additional deposits from the merger, organic deposit growth and the impact of the subordinated debt offering in September 2016.

Noninterest Income
Noninterest income totaled $6.1 million for the second quarter of 2017 compared to $4.9 million for the same period in 2016.  This increase was primarily due a $0.3 million gain on the sale of a former branch, a $0.3 million gain on the payoff of an acquired loan as well as higher fee income.

Year-to-date 2017 noninterest income totaled $14.2 million compared to $9.8 million for the same period in 2016.  This increase was primarily due to $2.2 million in additional gains on the sales of investment securities, $0.7 million from the sales of two former branches in 2017, $0.4 million increase on the sales of other real estate, $0.3 million gain on the payoff of an acquired loan and $0.3 million increase in swap income.

Noninterest Expense
Noninterest expense totaled $25.4 million for the second quarter of 2017 compared to $23.7 million for the same period in 2016, which included $0.7 million in merger related expenses.  This increase was primarily due to $2.0 million in additional salary and employee benefit expenses associated with the merger and increases in employee salary and benefit costs.  These increases were partially offset by a $0.3 million reduction in the cost of FDIC insurance.

Year-to-date 2017 noninterest expense totaled $53.8 million compared to $49.1 million for the same period in 2016.  During 2017, the Company incurred long-term debt prepayment penalties of $2.8 million, and during 2016, the Company incurred $2.4 million in merger related expenses.  The resulting $4.3 million net increase was primarily due to $3.3 million in additional salary and employee benefit expenses associated with the merger and increases in employee salary and benefit costs.  In addition, other expenses increased by $0.4 million, primarily due to higher legal, correspondent and audit fees.

Financial Condition
In 2017, total assets increased $269.1 million, or 5.3%, to $5.36 billion as total loans and leases grew $180.4 million, or 4.7%, to $4.05 billion and investment securities increased $61.1 million, or 7.9%, to $830.5 million.  On the funding side, total deposits grew $134.4 million, or 3.3%, to $4.23 billion while borrowings increased $113.6 million, or 26.9%, to $535.6 million.

Asset Quality
At June 30, 2017, non-performing assets totaled $17.7 million (0.33% of total assets) compared to $21.5 million (0.42% of total assets) at December 31, 2016.  Non-performing loans and leases as a percent of total loans and leases decreased to 0.40% at June 30, 2017 from 0.53% at December 31, 2016.  The allowance for loan and lease losses increased to $32.8 million at June 30, 2017, and represented 0.81% of total loans and leases.  For the six months ended June 30, 2017, the Company had net charge-offs of $1.5 million (annualized 0.07% of average loans and leases) compared to $2.3 million (annualized 0.14% of average loans and leases) for the same period in 2016.  The year-to-date provision for loan and lease losses was $3.0 million compared to $2.1 million for the same period in 2016.

Capital
At June 30, 2017, stockholders' equity was $567.5 million compared to $550.0 million at December 31, 2016.   At June 30, 2017, the book value per common share and tangible book value per common share were $11.99 and $9.05 compared to $11.65 and $8.70, respectively, at December 31, 2016.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, and competition.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $5.4 billion in total assets. The Bank operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one in New York to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INCOME STATEMENT
Net interest income	$41,421	$35,102	$80,744	$68,952
Provision for loan and lease losses	(1,827)	(1,010)	(3,045)	(2,085)
Other noninterest income	5,655	4,460	10,812	8,537
Gains (losses) on sales of investment securities	(15)	-	2,524	370
Gains on sales of loans	471	425	869	845
Long-term debt prepayment fee	-	-	(2,828)	-
Merger related expenses	-	(685)	-	(2,406)
Other noninterest expense	(25,366)	(23,030)	(51,008)	(46,733)
Pretax income	20,339	15,262	38,068	27,480
Provision for income taxes	(6,969)	(5,132)	(12,386)	(9,242)
Net income	$13,370	$10,130	$25,682	$18,238

Basic earnings per common share	$0.28	$0.24	$0.54	$0.44
Diluted earnings per common share	$0.28	$0.24	$0.53	$0.44
Dividends per common share	$0.10	$0.095	$0.195	$0.180
Weighted average shares - basic	47,465	41,238	47,410	41,084
Weighted average shares - diluted	47,674	41,406	47,646	41,245

SELECTED OPERATING RATIOS
Annualized return on average assets	1.02%	0.93%	1.00%	0.85%
Annualized return on average common equity	9.49%	9.04%	9.26%	8.23%
Annualized return on average tangible common equity (1)	12.58%	12.63%	12.31%	11.53%
Annualized return on interest-earning assets	3.88%	3.85%	3.83%	3.86%
Annualized cost of interest-bearing liabilities	0.63%	0.50%	0.62%	0.50%
Annualized net interest spread	3.25%	3.35%	3.22%	3.36%
Annualized net interest margin	3.41%	3.47%	3.37%	3.48%
Efficiency ratio (1)	52.64%	56.29%	54.44%	58.34%
Stockholders' equity to total assets			10.58%	10.18%
Book value per common share			$11.99	$11.03
Tangible book value per common share (1)			$9.05	$7.93
Tangible common equity to tangible assets (1)			8.20%	7.53%

ASSET QUALITY RATIOS			6/30/2017	6/30/2016
Ratio of allowance for loan and lease losses to total loans and leases			0.81%	0.89%
Non-performing loans and leases to total loans and leases			0.40%	0.72%
Non-performing assets to total assets			0.33%	0.59%
Annualized net charge-offs to average loans and leases			0.07%	0.14%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2017	6/30/2016
Loans and leases			$4,054,276	$3,454,304
Allowance for loan and lease losses			(32,823)	(30,667)
Investment securities			830,531	602,408
Total assets			5,362,187	4,467,860
Total deposits			4,227,204	3,537,331
Short-term borrowings			118,487	123,662
Other borrowings			417,093	326,009
Stockholders' equity			567,545	454,934

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Loans and leases	$4,011,325	$3,412,503	$3,958,564	$3,348,421
Investment securities	837,075	575,206	813,690	572,894
Interest-earning assets	4,907,488	4,094,575	4,866,897	4,013,868
Total assets	5,241,155	4,403,589	5,197,765	4,326,030
Noninterest-bearing demand deposits	954,966	801,488	938,460	780,843
Savings deposits	492,991	485,580	491,890	480,725
Interest-bearing transaction accounts	2,295,256	1,775,129	2,268,752	1,728,855
Time deposits	559,665	487,169	557,479	476,097
Total deposits	4,302,878	3,549,366	4,256,581	3,466,520
Short-term borrowings	52,951	31,591	40,722	40,963
Other borrowings	291,882	346,347	312,203	347,718
Total interest-bearing liabilities	3,692,745	3,125,815	3,671,047	3,074,357
Stockholders' equity	565,211	450,806	559,528	445,815

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INTEREST INCOME
Loans, leases and fees	$42,740	$35,800	$83,151	$69,921
Federal funds sold and interest-bearing deposits with banks	132	124	408	199
Taxable investment securities and other	3,818	2,696	7,417	5,658
Tax exempt investment securities	522	417	1,032	830
TOTAL INTEREST INCOME	47,212	39,037	92,008	76,608
INTEREST EXPENSE
Deposits	3,784	2,404	7,118	4,609
Federal funds purchased and securities sold under agreements to repurchase	98	9	108	47
Other borrowings	1,909	1,522	4,038	3,000
TOTAL INTEREST EXPENSE	5,791	3,935	11,264	7,656
NET INTEREST INCOME	41,421	35,102	80,744	68,952
Provision for loan and lease losses	1,827	1,010	3,045	2,085
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	39,594	34,092	77,699	66,867
NONINTEREST INCOME
Service charges on deposit accounts	2,674	2,523	5,129	4,965
Commissions and fees	1,135	1,099	2,291	2,078
Gains (losses) on sales of investment securities	(15)	-	2,524	370
Gains on sales of loans	471	425	869	845
Income on bank owned life insurance	500	414	926	822
Other income	1,346	424	2,466	672
TOTAL NONINTEREST INCOME	6,111	4,885	14,205	9,752
NONINTEREST EXPENSE
Salaries and employee benefit expense	15,096	13,091	30,513	27,176
Net occupancy expense	2,507	2,341	5,343	5,029
Furniture and equipment expense	1,996	2,082	4,093	4,028
Stationary, supplies and postage expense	572	416	1,015	859
Marketing expense	508	385	909	694
FDIC insurance expense	425	681	743	1,271
ATM and debit card expense	517	383	958	729
Telecommunications expense	372	386	776	810
Data processing expense	502	459	1,055	979
Other real estate owned and other repossessed assets expense	4	26	41	65
Long-term debt prepayment fee	-	-	2,828	-
Merger related expenses	-	685	-	2,406
Core deposit intangible amortization	190	164	385	331
Other expenses	2,677	2,616	5,177	4,762
TOTAL NONINTEREST EXPENSE	25,366	23,715	53,836	49,139
INCOME BEFORE PROVISION FOR INCOME TAXES	20,339	15,262	38,068	27,480
Provision for income taxes	6,969	5,132	12,386	9,242
NET INCOME	$13,370	$10,130	$25,682	$18,238
EARNINGS PER COMMON SHARE
Basic	$0.28	$0.24	$0.54	$0.44
Diluted	$0.28	$0.24	$0.53	$0.44
DIVIDENDS PER COMMON SHARE	$0.100	$0.095	$0.195	$0.180

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in thousands)	2017	2016
	(Unaudited)
ASSETS
Cash	$169,109	$169,149
Interest-bearing deposits due from banks	16,573	6,652
Total cash and cash equivalents	185,682	175,801

Investment securities available for sale, at fair value	673,164	606,704
Investment securities held to maturity; fair value of $138,619 at June 30, 2017
and $146,990 at December 31, 2016	138,468	147,614
Federal Home Loan Bank and other membership stocks, at cost	18,899	15,099
Loans held for sale	877	1,742
Loans and leases:
Commercial, real estate	2,955,596	2,767,710
Commercial, industrial and other	352,977	350,228
Leases	70,295	67,016
Residential mortgages	337,765	349,581
Consumer and home equity	337,643	339,360
Total loans and leases	4,054,276	3,873,895
Net deferred costs (fees)	(3,545)	(3,297)
Allowance for loan and lease losses	(32,823)	(31,245)
Net loans and leases	4,017,908	3,839,353
Premises and equipment, net	50,411	52,236
Accrued interest receivable	13,192	12,557
Goodwill	136,433	135,747
Other identifiable intangible assets	2,631	3,344
Bank owned life insurance	89,339	72,384
Other assets	35,183	30,550
TOTAL ASSETS	$5,362,187	$5,093,131

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$978,668	$927,270
Savings and interest-bearing transaction accounts	2,682,291	2,620,657
Time deposits $250 thousand and under	408,228	404,680
Time deposits over $250 thousand	158,017	140,228
Total deposits	4,227,204	4,092,835
Federal funds purchased and securities sold under agreements to repurchase	118,487	56,354
Other borrowings	312,251	260,866
Subordinated debentures	104,842	104,784
Other liabilities	31,858	28,248
TOTAL LIABILITIES	4,794,642	4,543,087

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,352,725 shares at June 30, 2017
and 47,222,914 shares at December 31, 2016	511,967	510,861
Retained earnings	54,969	38,590
Accumulated other comprehensive gain	609	593
TOTAL STOCKHOLDERS' EQUITY	567,545	550,044
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,362,187	$5,093,131

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share data)	2017	2017	2016	2016	2016

INCOME STATEMENT
Net interest income	$41,421	$39,323	$38,179	$38,518	$35,102
Provision for loan and lease losses	(1,827)	(1,218)	(375)	(1,763)	(1,010)
Other noninterest income	5,655	5,157	4,636	5,664	4,460
Gains (losses) on sales of investment securities	(15)	2,539	-	-	-
Gains on sales of loans	471	398	525	753	425
Long-term debt prepayment fee	-	(2,828)	-	-	-
Merger related expenses	-	-	-	(1,697)	(685)
Other noninterest expense	(25,366)	(25,642)	(24,772)	(24,309)	(23,030)
Pretax income	20,339	17,729	18,193	17,166	15,262
Provision for income taxes	(6,969)	(5,417)	(6,240)	(5,839)	(5,132)
Net income	$13,370	$12,312	$11,953	$11,327	$10,130

Basic earnings per common share	$0.28	$0.26	$0.26	$0.25	$0.24
Diluted earnings per common share	$0.28	$0.26	$0.26	$0.25	$0.24
Dividends per common share	$0.10	$0.095	$0.095	$0.095	$0.095
Dividends paid	$4,775	$4,527	$4,265	$4,261	$3,955
Weighted average shares - basic	47,465	47,354	45,002	44,439	41,238
Weighted average shares - diluted	47,674	47,623	45,257	44,659	41,406

SELECTED OPERATING RATIOS
Annualized return on average assets	1.02%	0.97%	0.95%	0.94%	0.93%
Annualized return on average common equity	9.49%	9.02%	9.31%	9.10%	9.04%
Annualized return on average tangible common equity (1)	12.58%	12.04%	12.83%	12.68%	12.63%
Annualized net interest margin	3.41%	3.33%	3.27%	3.45%	3.47%
Efficiency ratio (1)	52.64%	56.36%	56.35%	53.35%	56.29%
Common stockholders' equity to total assets	10.58%	10.63%	10.80%	10.17%	10.18%
Tangible common equity to tangible assets (1)	8.20%	8.20%	8.30%	7.53%	7.53%
Tier 1 risk-based ratio	10.77%	10.73%	10.85%	9.70%	9.73%
Total risk-based ratio	13.32%	13.29%	13.48%	12.40%	10.65%
Tier 1 leverage ratio	8.99%	8.97%	9.07%	8.26%	8.24%
Common equity tier 1 capital ratio	10.06%	10.01%	10.11%	8.94%	8.90%
Book value per common share	$11.99	$11.78	$11.65	$11.22	$11.03
Tangible book value per common share (1)	$9.05	$8.84	$8.70	$8.07	$7.93

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2017	2017	2016	2016	2016

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,054,276	$3,974,718	$3,873,895	$3,794,519	$3,454,304
Allowance for loan and lease losses	(32,823)	(31,590)	(31,245)	(31,369)	(30,667)
Investment securities	830,531	847,833	769,417	638,091	602,408
Total assets	5,362,187	5,247,815	5,093,131	4,904,291	4,467,860
Total deposits	4,227,204	4,293,393	4,092,835	3,941,742	3,537,331
Short-term borrowings	118,487	84,850	56,354	29,699	123,662
Other borrowings	417,093	278,238	365,650	398,671	326,009
Stockholders' equity	567,545	557,642	550,044	498,722	454,934

LOANS AND LEASES
Commercial, real estate	$2,955,596	$2,881,972	$2,767,710	$2,675,154	$2,353,125
Commercial, industrial and other	352,977	342,264	350,228	339,291	313,062
Leases	70,295	67,488	67,016	65,659	63,338
Residential mortgages	337,765	344,890	349,581	370,766	383,823
Consumer and home equity	337,643	338,104	339,360	343,649	340,956
Total loans and leases	$4,054,276	$3,974,718	$3,873,895	$3,794,519	$3,454,304

DEPOSITS
Noninterest-bearing	$978,668	$924,581	$927,270	$931,385	$824,077
Savings and interest-bearing transaction accounts	2,682,291	2,809,705	2,620,657	2,471,097	2,235,918
Time deposits	566,245	559,107	544,908	539,260	477,336
Total deposits	$4,227,204	$4,293,393	$4,092,835	$3,941,742	$3,537,331

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,011,325	$3,905,216	$3,806,588	$3,743,434	$3,412,503
Investment securities	837,075	790,046	683,986	606,779	575,206
Interest-earning assets	4,907,488	4,825,855	4,680,156	4,467,524	4,094,575
Total assets	5,241,155	5,153,893	5,015,439	4,805,381	4,403,588
Noninterest-bearing demand deposits	954,966	921,770	951,418	895,851	801,488
Savings deposits	492,991	490,777	490,556	487,918	485,580
Interest-bearing transaction accounts	2,295,256	2,241,954	2,072,154	1,988,405	1,775,129
Time deposits	559,665	555,270	539,870	533,224	487,169
Total deposits	4,302,878	4,209,771	4,053,998	3,905,398	3,549,366
Short-term borrowings	52,951	28,358	27,538	35,608	31,591
Other borrowings	291,882	332,750	392,789	339,204	346,347
Total interest-bearing liabilities	3,692,745	3,649,109	3,522,907	3,384,359	3,125,815
Stockholders' equity	565,211	553,782	510,562	495,343	450,806

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands)	2017	2017	2016	2016	2016

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.27%	4.20%	4.19%	4.23%	4.22%
Taxable investment securities and other	2.11%	2.13%	2.00%	2.06%	2.18%
Tax-exempt securities	2.86%	2.78%	2.75%	3.01%	3.15%
Federal funds sold and interest-bearing cash accounts	0.89%	0.85%	0.48%	0.48%	0.46%
Total interest-earning assets	3.88%	3.78%	3.74%	3.85%	3.85%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.05%
Interest-bearing transaction accounts	0.44%	0.38%	0.35%	0.34%	0.31%
Time deposits	0.86%	0.83%	0.84%	0.81%	0.79%
Borrowings	2.30%	2.37%	2.37%	1.71%	1.62%
Total interest-bearing liabilities	0.63%	0.60%	0.62%	0.53%	0.50%
Net interest spread (taxable equivalent basis)	3.25%	3.18%	3.12%	3.32%	3.35%

Annualized net interest margin (taxable equivalent basis)	3.41%	3.33%	3.27%	3.45%	3.47%
Annualized cost of deposits	0.35%	0.32%	0.30%	0.29%	0.27%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$31,590	$31,245	$31,369	$30,667	$30,553
Provision for loan and lease losses	1,827	1,218	375	1,763	1,010
Charge-offs	(870)	(1,360)	(795)	(1,273)	(1,045)
Recoveries	276	487	296	212	149
Balance at end of period	$32,823	$31,590	$31,245	$31,369	$30,667

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(67)	$595	$(87)	$(11)	$113
Commercial, industrial and other	44	68	(96)	(30)	137
Leases	92	39	42	40	183
Residential mortgages	169	141	231	385	213
Consumer and home equity	356	30	409	677	250
Net charge-offs (recoveries)	$594	$873	$499	$1,061	$896

NON-PERFORMING ASSETS
Commercial, real estate	$10,240	$10,443	$11,885	$13,068	$12,554
Commercial, industrial and other	378	136	167	39	41
Leases	81	179	153	78	159
Residential mortgages	3,857	4,715	6,048	7,264	8,865
Consumer and home equity	1,689	2,270	2,151	2,210	3,325
Total non-accrual loans and leases	16,245	17,743	20,404	22,659	24,944
Property acquired through foreclosure or repossession	1,415	710	1,072	1,918	1,594
Total non-performing assets	$17,660	$18,453	$21,476	$24,577	$26,538

Loans past due 90 days or more and still accruing	$20	$-	$10	$10	$42
Loans restructured and still accruing	$11,697	$11,553	$8,802	$9,251	$9,509

Ratio of allowance for loan and lease losses to total loans and leases	0.81%	0.79%	0.81%	0.83%	0.89%
Total non-accrual loans and leases to total loans and leases	0.40%	0.45%	0.53%	0.60%	0.72%
Total non-performing assets to total assets	0.33%	0.35%	0.42%	0.50%	0.59%
Annualized net charge-offs (recoveries) to average loans and leases	0.06%	0.09%	0.05%	0.11%	0.11%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	June 30,
(Dollars in thousands, except per share amounts)	2017	2017	2016	2016	2016

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$567,545	$557,642	$550,044	$498,722	$454,934
Less: Goodwill	136,433	135,747	135,747	136,392	125,285
Less: Other identifiable intangible assets	2,631	3,149	3,344	3,545	2,728
Total tangible common stockholders' equity at end of period - Non-GAAP	$428,481	$418,746	$410,953	$358,785	$326,921

Shares outstanding at end of period	47,353	47,350	47,223	44,443	41,241

Book value per share - GAAP	$11.99	$11.78	$11.65	$11.22	$11.03

Tangible book value per share - Non-GAAP	$9.05	$8.84	$8.70	$8.07	$7.93

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$428,481	$418,746	$410,953	$358,785	$326,921

Total assets at end of period - GAAP	$5,362,187	$5,247,815	$5,093,131	$4,904,291	$4,467,860
Less: Goodwill	136,433	135,747	135,747	136,392	125,285
Less: Other identifiable intangible assets	2,631	3,149	3,344	3,545	2,728
Total tangible assets at end of period - Non-GAAP	$5,223,123	$5,108,919	$4,954,040	$4,764,354	$4,339,847

Common equity to assets - GAAP	10.58%	10.63%	10.80%	10.17%	10.18%

Tangible common equity to tangible assets - Non-GAAP	8.20%	8.20%	8.30%	7.53%	7.53%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$13,370	$12,312	$11,953	$11,327	$10,130

Total average common stockholders' equity - GAAP	$565,211	$553,782	$510,562	$495,343	$450,806
Less: Average goodwill	135,755	135,747	136,385	136,392	125,424
Less: Average other identifiable intangible assets	3,069	3,276	3,459	3,685	2,828
Total average tangible common stockholders' equity - Non-GAAP	$426,387	$414,759	$370,718	$355,266	$322,554

Return on average common stockholders' equity - GAAP	9.49%	9.02%	9.31%	9.10%	9.04%

Return on average tangible common stockholders' equity - Non-GAAP	12.58%	12.04%	12.83%	12.68%	12.63%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$25,366	$28,470	$24,772	$26,006	$23,715
Amortization of core deposit intangibles	(190)	(195)	(202)	(201)	(164)
Long-term debt prepayment fee	-	(2,828)	-	-	-
Merger related expenses	-	-	-	(1,697)	(685)
Provision for unfunded lending commitments	-	-	-	-	(230)
Noninterest expense, as adjusted	$25,176	$25,447	$24,570	$24,108	$22,636

Net interest income	$41,421	$39,323	$38,179	$38,518	$35,102
Total noninterest income	6,111	8,094	5,161	6,417	4,885
Total revenue	47,532	47,417	43,340	44,935	39,987
Tax-equivalent adjustment on municipal securities	281	275	262	253	225
(Gains) losses on sales of investment securities	15	(2,539)	-	-	-
Total revenue, as adjusted	$47,828	$45,153	$43,602	$45,188	$40,212

Efficiency ratio - Non-GAAP	52.64%	56.36%	56.35%	53.35%	56.29%

	For the Quarter Ended		For the Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$13,370	$10,130	$25,682	$18,238

NON-ROUTINE TRANSACTIONS, NET OF TAX
Tax deductible merger related expenses	-	175	-	986
Non-tax deductible merger related expenses	-	389	-	739
Net effect of non-routine transactions	-	564	-	1,725

Net income available to common shareholders excluding non-routine transactions	13,370	10,694	25,682	19,963
Less: Earnings allocated to participating securities	(120)	(106)	(241)	(161)
	$13,250	$10,588	$25,441	$19,802

Weighted average shares - Basic	47,465	41,238	47,410	41,084
Weighted average shares - Diluted	47,674	41,406	47,646	41,245

Basic earnings per share - GAAP	$0.28	$0.24	$0.54	$0.44
Diluted earnings per share - GAAP	$0.28	$0.24	$0.53	$0.44

Basic earnings per share, adjusted for non-routine transactions	$0.28	$0.26	$0.54	$0.48
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.28	$0.26	$0.53	$0.48

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Six Months Ended,
	June 30,	June 30,
(Dollars in thousands)	2017	2016

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$25,682	$18,238

Total average common stockholders' equity - GAAP	$559,528	$445,815
Less: Average goodwill	135,751	124,923
Less: Average other identifiable intangible assets	3,172	2,874
Total average tangible common stockholders' equity - Non-GAAP	$420,605	$318,018

Return on average common stockholders' equity - GAAP	9.26%	8.23%

Return on average tangible common stockholders' equity - Non-GAAP	12.31%	11.53%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$53,836	$49,139

Amortization of core deposit intangibles	(385)	(331)
Long-term debt prepayment fee	(2,828)	-
Merger related expenses	-	(2,406)
Provision for unfunded lending commitments	-	(438)
Noninterest expense, as adjusted	$50,623	$45,964

Net interest income	$80,744	$68,952
Noninterest income	14,205	9,752
Total revenue	94,949	78,704
Tax-equivalent adjustment on municipal securities	556	447
Gains on sales of investment securities	(2,524)	(370)
Total revenue, as adjusted	$92,981	$78,781

Efficiency ratio - Non-GAAP	54.44%	58.34%

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000